SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2003

Commission file number: 1-14267

REPUBLIC SERVICES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State of Incorporation)	65-0716904 (I.R.S. Employer Identification No.)

Republic Services, Inc. 110 S.E. 6th Street, 28th Floor Fort Lauderdale, Florida (Address of Principal Executive Offices)	33301 (Zip Code)

Registrant’s telephone number, including area code: (954) 769-2400

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ITEM 5. OTHER MATTERS

Exhibit 99.1 attached to this Form 8-K is hereby filed pursuant to Item 5.

On July 30, 2003, Republic Services, Inc. issued a press release to announce the initiation of a quarterly dividend, a copy of which is incorporated herein by reference and attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (C)  Exhibits

Exhibit No.	Description

99.1	Press Release of the Company dated July 30, 2003 to announce the initiation of a quarterly dividend.

99.2	Press Release of the Company dated July 30, 2003 to announce operating results for the three and six months ended June 30, 2003.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Exhibit 99.2 attached to this Form 8-K is hereby furnished pursuant to Item 12.

On July 30, 2003, Republic Services, Inc. issued a press release to announce operating results for the three and six months ended June 30, 2003, a copy of which is incorporated herein by reference and attached hereto as Exhibit 99.2.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 30, 2003	REPUBLIC SERVICES, INC.

By: /s/ Tod C. Holmes

Tod C. Holmes Senior Vice President and Chief Financial Officer (Principal Financial Officer)

By: /s/ Charles F. Serianni

Charles F. Serianni Chief Accounting Officer (Principal Accounting Officer)

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